Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THIRD QUARTER 2020

•Diluted EPS of $0.66 ($0.67, as adjusted)
•Operating margin of 39.0% (39.6%, as adjusted)
•AUM of $70.5 billion; average AUM of $69.8 billion
•Net inflows of $2.3 billion

NEW YORK, NY, October 21, 2020—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended September 30, 2020.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	September 30, 2020	June 30, 2020	September 30, 2019
U.S. GAAP
Revenue	$111,159	$94,087	$104,965
Expenses	$67,852	$58,792	$64,832
Operating income (loss)	$43,307	$35,295	$40,133
Non-operating income (loss)	$3,231	$7,953	$6,617
Net income attributable to common stockholders	$31,904	$28,520	$34,017
Diluted earnings per share	$0.66	$0.59	$0.70
Operating margin	39.0%	37.5%	38.2%

As Adjusted (1)
Net income attributable to common stockholders	$32,616	$26,154	$31,257
Diluted earnings per share	$0.67	$0.54	$0.65
Operating margin	39.6%	37.7%	38.8%
_________________________ (1) The “As Adjusted” amounts represent non-GAAP financial measures. Refer to pages 18-19 for reconciliations to the most directly comparable U.S. GAAP financial measures.

U.S. GAAP
This section discusses the financial results of the Company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the third quarter of 2020 was $111.2 million, an increase of $17.1 million, or 18.1% from $94.1 million for the second quarter of 2020. The change was primarily due to an increase in investment advisory and administration fees of $16.5 million, primarily attributable to higher average assets under management in all three investment vehicles and one more day in the quarter, as well as the recognition of $5.2 million of performance fees from certain institutional accounts. Changes to investment advisory and administration fee revenue by investment vehicle were as follows:
•Institutional account revenue increased $8.3 million to $32.9 million;
•Open-end fund revenue increased $7.0 million to $51.6 million; and
•Closed-end fund revenue increased $1.2 million to $18.7 million.
Expenses
Expenses for the third quarter of 2020 were $67.9 million, an increase of $9.1 million, or 15.4% from $58.8 million for the second quarter of 2020. The change was primarily due to:
•Higher employee compensation and benefits of $6.7 million, primarily due to higher incentive compensation of $6.1 million which increased consistent with revenue growth;
•Higher distribution and services fees of $2.1 million, primarily due to higher average assets under management in U.S. open-end funds; and
•Higher general and administrative expenses of $280,000, primarily due to $310,000 of costs associated with the ongoing initial offering of a closed-end fund.
Operating Margin
Operating margin was 39.0% for the third quarter of 2020, compared with 37.5% for the second quarter of 2020. Operating margin represents the ratio of operating income to revenue.
Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2020				June 30, 2020
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$574		$120	$694	$604		$289	$893
Gain (loss) from investments—net	3,279		—	3,279	7,317		—	7,317
Foreign currency gains (losses)—net	108		(850)	(742)	(225)		(32)	(257)
Total non-operating income (loss)	$3,961	(1)	$(730)	$3,231	$7,696	(1)	$257	$7,953
_________________________

(1) Seed investments included net income of $2.1 million and $3.6 million attributable to third-party interests for the three months ended September 30, 2020 and June 30, 2020, respectively.

Income Taxes
The effective tax rate for the third quarter of 2020 was 28.2%, compared with 28.0% for the second quarter of 2020. The effective tax rate for the third and second quarters of 2020 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign taxes as well as the effect of certain permanent differences, the most significant of which related to limitations on the deductibility of executive compensation.
As Adjusted
The term “As Adjusted” is used to identify non-GAAP financial information in the discussion below. Refer to pages 18-19 for reconciliations to the most directly comparable U.S. GAAP financial measures.
Revenue
Revenue, as adjusted, for the third quarter of 2020 was $111.4 million, compared with $94.0 million for the second quarter of 2020.
Revenue, as adjusted, excluded the consolidation of certain of the Company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the third quarter of 2020 were $67.3 million, compared with $58.6 million for the second quarter of 2020.
Expenses, as adjusted, excluded the following:
•The consolidation of certain of the Company's seed investments for both periods;
•Amounts related to the accelerated vesting of certain restricted stock units for the third quarter of 2020; and
•Costs associated with the ongoing initial offering of a closed-end fund for the third quarter of 2020.
Operating Margin
Operating margin, as adjusted, for the third quarter of 2020 was 39.6%, compared with 37.7% for the second quarter of 2020.
Non-operating Income
Non-operating income, as adjusted, for the third quarter of 2020 was $502,000, compared with $140,000 for the second quarter of 2020.
Non-operating income, as adjusted, excluded the following for both periods:
•Results from the Company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

Income Taxes
The effective tax rate, as adjusted, for the third quarter of 2020 was 27.0%, compared with 26.5% for the second quarter of 2020.
The effective tax rate, as adjusted, excluded the tax effects associated with non-GAAP adjustments as well as discrete items for both periods.
Assets Under Management

(in millions)	As of
	September 30, 2020	June 30, 2020	% Change
By Investment Vehicle
Institutional accounts	$30,380	$28,867	5.2%
Open-end funds	31,404	28,921	8.6%
Closed-end funds	8,719	8,539	2.1%
Total	$70,503	$66,327	6.3%

By Investment Strategy
U.S. real estate	$29,610	$28,119	5.3%
Preferred securities	19,010	17,116	11.1%
Global/international real estate	13,863	12,659	9.5%
Global listed infrastructure	6,299	6,768	(6.9%)
Other	1,721	1,665	3.4%
Total	$70,503	$66,327	6.3%

Assets under management at September 30, 2020 were $70.5 billion, an increase of 6.3% from $66.3 billion at June 30, 2020. The increase was driven by net inflows of $2.3 billion and market appreciation of $2.6 billion, partially offset by distributions of $724 million.
Institutional Accounts
Assets under management in institutional accounts at September 30, 2020 were $30.4 billion, an increase of 5.2% from $28.9 billion at June 30, 2020. The change was primarily due to the following:
•Advisory:
◦Net inflows of $106 million, including $325 million into U.S. real estate and $226 million into global/international real estate, partially offset by net outflows of $460 million from global listed infrastructure, which included a $506 million termination from a single client; and
◦Market appreciation of $736 million, including $376 million from global/international real estate, $142 million from preferred securities and $138 million from U.S. real estate.
•Japan subadvisory:
◦Net inflows of $294 million, including $309 million into U.S. real estate;
◦Market appreciation of $345 million, including $221 million from U.S. real estate and $108 million from global/international real estate; and
◦Distributions of $359 million, including $350 million from U.S. real estate.

•Subadvisory excluding Japan:
◦Net inflows of $199 million, including $276 million into global/international real estate, partially offset by net outflows of $66 million from global listed infrastructure; and
◦Market appreciation of $192 million, including $142 million from global/international real estate.
Open-end Funds
Assets under management in open-end funds at September 30, 2020 were $31.4 billion, an increase of 8.6% from $28.9 billion at June 30, 2020. The change was primarily due to the following:
•Net inflows of $1.6 billion, including $1.2 billion into preferred securities and $420 million into U.S. real estate;
•Market appreciation of $1.1 billion, including $583 million from preferred securities and $400 million from U.S. real estate; and
•Distributions of $239 million, including $149 million from preferred securities and $87 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at September 30, 2020 were $8.7 billion, an increase of 2.1% from $8.5 billion at June 30, 2020. The increase was primarily the result of market appreciation of $257 million, partially offset by distributions of $126 million.

Investment Performance at September 30, 2020

_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at September 30, 2020. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of September 30, 2020, cash, cash equivalents, U.S. Treasury securities and seed investments were $201.9 million. As of September 30, 2020, stockholders' equity was $235.8 million and the Company had no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 22, 2020 at 10:00 a.m. (ET) to discuss the Company's third quarter results. Investors and analysts can access the live conference call by dialing 800-894-8917 (U.S.) or +1-212-231-2920 (international); passcode: 21970758. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on October 22, 2020 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21970758. Internet access to the webcast, which includes audio (listen-only), will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the Company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "may," "should," "seeks," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The Company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (the Form 10-K) and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 (the First and Second Quarter 10-Qs), each of which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the Company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's Form 10-K, First and Second Quarter 10-Qs, and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2020	June 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019
Revenue
Investment advisory and administration fees	$103,160	$86,648	$96,763
Distribution and service fees	7,572	6,930	7,681
Other	427	509	521
Total revenue	111,159	94,087	104,965	18.1%	5.9%
Expenses
Employee compensation and benefits	41,060	34,320	37,877
Distribution and service fees	14,642	12,518	14,142
General and administrative	11,006	10,726	11,713
Depreciation and amortization	1,144	1,228	1,100
Total expenses	67,852	58,792	64,832	15.4%	4.7%
Operating income (loss)	43,307	35,295	40,133	22.7%	7.9%
Non-operating income (loss)
Interest and dividend income—net	694	893	1,713
Gain (loss) from investments—net	3,279	7,317	4,472
Foreign currency gains (losses)—net	(742)	(257)	432
Total non-operating income (loss)	3,231	7,953	6,617	(59.4%)	(51.2%)
Income before provision for income taxes	46,538	43,248	46,750	7.6%	(0.5%)
Provision for income taxes	12,532	11,086	10,352
Net income	34,006	32,162	36,398	5.7%	(6.6%)
Less: Net (income) loss attributable to redeemable noncontrolling interests	(2,102)	(3,642)	(2,381)
Net income attributable to common stockholders	$31,904	$28,520	$34,017	11.9%	(6.2%)

Earnings per share attributable to common stockholders
Basic	$0.67	$0.60	$0.72	11.8%	(7.3%)
Diluted	$0.66	$0.59	$0.70	11.6%	(6.7%)

Dividends declared per share	$0.39	$0.39	$0.36	—%	8.3%

Weighted average shares outstanding
Basic	47,855	47,826	47,316
Diluted	48,681	48,572	48,412
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2020	September 30, 2019	% Change
Revenue
Investment advisory and administration fees	$287,097	$277,421
Distribution and service fees	22,285	22,072
Other	1,694	1,490
Total revenue	311,076	300,983	3.4%
Expenses
Employee compensation and benefits	113,997	108,438
Distribution and service fees	41,264	40,866
General and administrative	45,320	34,690
Depreciation and amortization	3,524	3,317
Total expenses	204,105	187,311	9.0%
Operating income (loss)	106,971	113,672	(5.9%)
Non-operating income (loss)
Interest and dividend income—net	2,736	5,174
Gain (loss) from investments—net	(11,431)	20,210
Foreign currency gains (losses)—net	36	679
Total non-operating income (loss)	(8,659)	26,063	*
Income before provision for income taxes	98,312	139,735	(29.6%)
Provision for income taxes	24,076	30,711
Net income	74,236	109,024	(31.9%)
Less: Net (income) loss attributable to redeemable noncontrolling interests	6,760	(11,131)
Net income attributable to common stockholders	$80,996	$97,893	(17.3%)

Earnings per share attributable to common stockholders
Basic	$1.70	$2.07	(18.2%)
Diluted	$1.67	$2.03	(18.1%)

Dividends declared per share	$1.17	$1.08	8.3%

Weighted average shares outstanding
Basic	47,778	47,256
Diluted	48,588	48,118
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	September 30, 2020	June 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019
Institutional Accounts
Assets under management, beginning of period	$28,867	$25,045	$29,602
Inflows	1,936	1,904	1,158
Outflows	(1,337)	(523)	(646)
Net inflows (outflows)	599	1,381	512
Market appreciation (depreciation)	1,273	2,775	1,723
Distributions	(359)	(334)	(304)
Total increase (decrease)	1,513	3,822	1,931
Assets under management, end of period	$30,380	$28,867	$31,533	5.2%	(3.7%)
Percentage of total assets under management	43.1%	43.5%	44.5%
Average assets under management	$30,325	$27,111	$30,515	11.9%	(0.6%)

Open-end Funds
Assets under management, beginning of period	$28,921	$24,561	$27,563
Inflows	4,020	5,163	2,794
Outflows	(2,398)	(3,124)	(2,178)
Net inflows (outflows)	1,622	2,039	616
Market appreciation (depreciation)	1,100	2,898	1,632
Distributions	(239)	(577)	(213)
Total increase (decrease)	2,483	4,360	2,035
Assets under management, end of period	$31,404	$28,921	$29,598	8.6%	6.1%
Percentage of total assets under management	44.5%	43.6%	41.8%
Average assets under management	$30,694	$26,799	$28,548	14.5%	7.5%

Closed-end Funds
Assets under management, beginning of period	$8,539	$7,763	$9,436
Inflows	50	1	2
Outflows	(1)	—	—
Net inflows (outflows)	49	1	2
Market appreciation (depreciation)	257	903	396
Distributions	(126)	(128)	(127)
Total increase (decrease)	180	776	271
Assets under management, end of period	$8,719	$8,539	$9,707	2.1%	(10.2%)
Percentage of total assets under management	12.4%	12.9%	13.7%
Average assets under management	$8,777	$8,322	$9,580	5.5%	(8.4%)

Total
Assets under management, beginning of period	$66,327	$57,369	$66,601
Inflows	6,006	7,068	3,954
Outflows	(3,736)	(3,647)	(2,824)
Net inflows (outflows)	2,270	3,421	1,130
Market appreciation (depreciation)	2,630	6,576	3,751
Distributions	(724)	(1,039)	(644)
Total increase (decrease)	4,176	8,958	4,237
Assets under management, end of period	$70,503	$66,327	$70,838	6.3%	(0.5%)
Average assets under management	$69,796	$62,232	$68,643	12.2%	1.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Nine Months Ended
	September 30, 2020	September 30, 2019	% Change
Institutional Accounts
Assets under management, beginning of period	$31,813	$27,148
Inflows	6,103	2,962
Outflows	(3,321)	(4,007)
Net inflows (outflows)	2,782	(1,045)
Market appreciation (depreciation)	(3,206)	6,423
Distributions	(1,009)	(998)
Transfers	—	5
Total increase (decrease)	(1,433)	4,385
Assets under management, end of period	$30,380	$31,533	(3.7%)
Percentage of total assets under management	43.1%	44.5%
Average assets under management	$29,159	$29,975	(2.7%)

Open-end Funds
Assets under management, beginning of period	$30,725	$22,295
Inflows	13,560	8,896
Outflows	(9,832)	(5,707)
Net inflows (outflows)	3,728	3,189
Market appreciation (depreciation)	(2,006)	5,349
Distributions	(1,043)	(1,230)
Transfers	—	(5)
Total increase (decrease)	679	7,303
Assets under management, end of period	$31,404	$29,598	6.1%
Percentage of total assets under management	44.5%	41.8%
Average assets under management	$29,137	$26,767	8.9%

Closed-end Funds
Assets under management, beginning of period	$9,644	$8,410
Inflows	454	2
Outflows	(89)	—
Net inflows (outflows)	365	2
Market appreciation (depreciation)	(908)	1,676
Distributions	(382)	(381)
Total increase (decrease)	(925)	1,297
Assets under management, end of period	$8,719	$9,707	(10.2%)
Percentage of total assets under management	12.4%	13.7%
Average assets under management	$8,795	$9,301	(5.4%)

Total
Assets under management, beginning of period	$72,182	$57,853
Inflows	20,117	11,860
Outflows	(13,242)	(9,714)
Net inflows (outflows)	6,875	2,146
Market appreciation (depreciation)	(6,120)	13,448
Distributions	(2,434)	(2,609)
Total increase (decrease)	(1,679)	12,985
Assets under management, end of period	$70,503	$70,838	(0.5%)
Average assets under management	$67,091	$66,043	1.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	September 30, 2020	June 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019
Advisory
Assets under management, beginning of period	$15,251	$13,048	$14,099
Inflows	1,142	1,103	567
Outflows	(1,036)	(252)	(126)
Net inflows (outflows)	106	851	441
Market appreciation (depreciation)	736	1,352	703
Total increase (decrease)	842	2,203	1,144
Assets under management, end of period	$16,093	$15,251	$15,243	5.5%	5.6%
Percentage of institutional assets under management	53.0%	52.8%	48.3%
Average assets under management	$16,209	$14,366	$14,666	12.8%	10.5%

Japan Subadvisory
Assets under management, beginning of period	$8,736	$7,792	$9,846
Inflows	390	418	289
Outflows	(96)	(100)	(280)
Net inflows (outflows)	294	318	9
Market appreciation (depreciation)	345	960	754
Distributions	(359)	(334)	(304)
Total increase (decrease)	280	944	459
Assets under management, end of period	$9,016	$8,736	$10,305	3.2%	(12.5%)
Percentage of institutional assets under management	29.7%	30.3%	32.7%
Average assets under management	$8,968	$8,128	$10,009	10.3%	(10.4%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$4,880	$4,205	$5,657
Inflows	404	383	302
Outflows	(205)	(171)	(240)
Net inflows (outflows)	199	212	62
Market appreciation (depreciation)	192	463	266
Total increase (decrease)	391	675	328
Assets under management, end of period	$5,271	$4,880	$5,985	8.0%	(11.9%)
Percentage of institutional assets under management	17.4%	16.9%	19.0%
Average assets under management	$5,148	$4,617	$5,840	11.5%	(11.8%)

Total Institutional Accounts
Assets under management, beginning of period	$28,867	$25,045	$29,602
Inflows	1,936	1,904	1,158
Outflows	(1,337)	(523)	(646)
Net inflows (outflows)	599	1,381	512
Market appreciation (depreciation)	1,273	2,775	1,723
Distributions	(359)	(334)	(304)
Total increase (decrease)	1,513	3,822	1,931
Assets under management, end of period	$30,380	$28,867	$31,533	5.2%	(3.7%)
Average assets under management	$30,325	$27,111	$30,515	11.9%	(0.6%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Nine Months Ended
	September 30, 2020	September 30, 2019	% Change
Advisory
Assets under management, beginning of period	$15,669	$12,065
Inflows	3,679	1,580
Outflows	(2,025)	(1,104)
Net inflows (outflows)	1,654	476
Market appreciation (depreciation)	(1,230)	2,697
Transfers	—	5
Total increase (decrease)	424	3,178
Assets under management, end of period	$16,093	$15,243	5.6%
Percentage of institutional assets under management	53.0%	48.3%
Average assets under management	$15,141	$13,896	9.0%

Japan Subadvisory
Assets under management, beginning of period	$10,323	$9,288
Inflows	1,366	388
Outflows	(474)	(863)
Net inflows (outflows)	892	(475)
Market appreciation (depreciation)	(1,190)	2,490
Distributions	(1,009)	(998)
Total increase (decrease)	(1,307)	1,017
Assets under management, end of period	$9,016	$10,305	(12.5%)
Percentage of institutional assets under management	29.7%	32.7%
Average assets under management	$8,897	$9,893	(10.1%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,821	$5,795
Inflows	1,058	994
Outflows	(822)	(2,040)
Net inflows (outflows)	236	(1,046)
Market appreciation (depreciation)	(786)	1,236
Total increase (decrease)	(550)	190
Assets under management, end of period	$5,271	$5,985	(11.9%)
Percentage of institutional assets under management	17.4%	19.0%
Average assets under management	$5,121	$6,186	(17.2%)

Total Institutional Accounts
Assets under management, beginning of period	$31,813	$27,148
Inflows	6,103	2,962
Outflows	(3,321)	(4,007)
Net inflows (outflows)	2,782	(1,045)
Market appreciation (depreciation)	(3,206)	6,423
Distributions	(1,009)	(998)
Transfers	—	5
Total increase (decrease)	(1,433)	4,385
Assets under management, end of period	$30,380	$31,533	(3.7%)
Average assets under management	$29,159	$29,975	(2.7%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	September 30, 2020	June 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019
U.S. Real Estate
Assets under management, beginning of period	$28,119	$23,794	$28,841
Inflows	2,827	3,596	1,638
Outflows	(1,733)	(1,522)	(1,519)
Net inflows (outflows)	1,094	2,074	119
Market appreciation (depreciation)	882	3,035	2,436
Distributions	(485)	(784)	(413)
Transfers	—	—	(19)
Total increase (decrease)	1,491	4,325	2,123
Assets under management, end of period	$29,610	$28,119	$30,964	5.3%	(4.4%)
Percentage of total assets under management	42.0%	42.4%	43.7%
Average assets under management	$29,442	$25,642	$29,862	14.8%	(1.4%)

Preferred Securities
Assets under management, beginning of period	$17,116	$14,872	$15,735
Inflows	2,167	2,075	1,371
Outflows	(941)	(1,319)	(732)
Net inflows (outflows)	1,226	756	639
Market appreciation (depreciation)	844	1,653	510
Distributions	(176)	(165)	(154)
Transfers	—	—	19
Total increase (decrease)	1,894	2,244	1,014
Assets under management, end of period	$19,010	$17,116	$16,749	11.1%	13.5%
Percentage of total assets under management	27.0%	25.8%	23.6%
Average assets under management	$18,255	$16,422	$16,268	11.2%	12.2%

Global/International Real Estate
Assets under management, beginning of period	$12,659	$11,005	$12,196
Inflows	851	1,108	672
Outflows	(379)	(482)	(349)
Net inflows (outflows)	472	626	323
Market appreciation (depreciation)	740	1,059	638
Distributions	(8)	(31)	(16)
Total increase (decrease)	1,204	1,654	945
Assets under management, end of period	$13,863	$12,659	$13,141	9.5%	5.5%
Percentage of total assets under management	19.7%	19.1%	18.6%
Average assets under management	$13,520	$11,799	$12,633	14.6%	7.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	September 30, 2020	June 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019
Global Listed Infrastructure
Assets under management, beginning of period	$6,768	$6,175	$7,544
Inflows	139	252	212
Outflows	(655)	(279)	(92)
Net inflows (outflows)	(516)	(27)	120
Market appreciation (depreciation)	93	670	159
Distributions	(46)	(50)	(49)
Total increase (decrease)	(469)	593	230
Assets under management, end of period	$6,299	$6,768	$7,774	(6.9%)	(19.0%)
Percentage of total assets under management	8.9%	10.2%	11.0%
Average assets under management	$6,839	$6,763	$7,650	1.1%	(10.6%)

Other
Assets under management, beginning of period	$1,665	$1,523	$2,285
Inflows	22	37	61
Outflows	(28)	(45)	(132)
Net inflows (outflows)	(6)	(8)	(71)
Market appreciation (depreciation)	71	159	8
Distributions	(9)	(9)	(12)
Total increase (decrease)	56	142	(75)
Assets under management, end of period	$1,721	$1,665	$2,210	3.4%	(22.1%)
Percentage of total assets under management	2.4%	2.5%	3.1%
Average assets under management	$1,740	$1,606	$2,230	8.3%	(22.0%)

Total
Assets under management, beginning of period	$66,327	$57,369	$66,601
Inflows	6,006	7,068	3,954
Outflows	(3,736)	(3,647)	(2,824)
Net inflows (outflows)	2,270	3,421	1,130
Market appreciation (depreciation)	2,630	6,576	3,751
Distributions	(724)	(1,039)	(644)
Total increase (decrease)	4,176	8,958	4,237
Assets under management, end of period	$70,503	$66,327	$70,838	6.3%	(0.5%)
Average assets under management	$69,796	$62,232	$68,643	12.2%	1.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Nine Months Ended
	September 30, 2020	September 30, 2019	% Change
U.S. Real Estate
Assets under management, beginning of period	$31,024	$24,627
Inflows	8,910	4,893
Outflows	(5,186)	(4,008)
Net inflows (outflows)	3,724	885
Market appreciation (depreciation)	(3,460)	7,335
Distributions	(1,709)	(1,885)
Transfers	31	2
Total increase (decrease)	(1,414)	6,337
Assets under management, end of period	$29,610	$30,964	(4.4%)
Percentage of total assets under management	42.0%	43.7%
Average assets under management	$28,223	$28,586	(1.3%)

Preferred Securities
Assets under management, beginning of period	$17,581	$13,068
Inflows	6,698	4,406
Outflows	(4,836)	(2,274)
Net inflows (outflows)	1,862	2,132
Market appreciation (depreciation)	102	1,966
Distributions	(504)	(436)
Transfers	(31)	19
Total increase (decrease)	1,429	3,681
Assets under management, end of period	$19,010	$16,749	13.5%
Percentage of total assets under management	27.0%	23.6%
Average assets under management	$17,331	$15,232	13.8%

Global/International Real Estate
Assets under management, beginning of period	$13,509	$11,047
Inflows	3,706	1,912
Outflows	(1,759)	(2,226)
Net inflows (outflows)	1,947	(314)
Market appreciation (depreciation)	(1,546)	2,502
Distributions	(47)	(94)
Total increase (decrease)	354	2,094
Assets under management, end of period	$13,863	$13,141	5.5%
Percentage of total assets under management	19.7%	18.6%
Average assets under management	$12,722	$12,532	1.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Nine Months Ended
	September 30, 2020	September 30, 2019	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,076	$6,517
Inflows	681	494
Outflows	(1,323)	(414)
Net inflows (outflows)	(642)	80
Market appreciation (depreciation)	(985)	1,326
Distributions	(150)	(149)
Total increase (decrease)	(1,777)	1,257
Assets under management, end of period	$6,299	$7,774	(19.0%)
Percentage of total assets under management	8.9%	11.0%
Average assets under management	$7,082	$7,383	(4.1%)

Other
Assets under management, beginning of period	$1,992	$2,594
Inflows	122	155
Outflows	(138)	(792)
Net inflows (outflows)	(16)	(637)
Market appreciation (depreciation)	(231)	319
Distributions	(24)	(45)
Transfers	—	(21)
Total increase (decrease)	(271)	(384)
Assets under management, end of period	$1,721	$2,210	(22.1%)
Percentage of total assets under management	2.4%	3.1%
Average assets under management	$1,733	$2,310	(25.0%)

Total
Assets under management, beginning of period	$72,182	$57,853
Inflows	20,117	11,860
Outflows	(13,242)	(9,714)
Net inflows (outflows)	6,875	2,146
Market appreciation (depreciation)	(6,120)	13,448
Distributions	(2,434)	(2,609)
Total increase (decrease)	(1,679)	12,985
Assets under management, end of period	$70,503	$70,838	(0.5%)
Average assets under management	$67,091	$66,043	1.6%

Non-GAAP Reconciliations
Management believes that use of the following non-GAAP financial measures enhances the evaluation of the Company's results, as they provide greater transparency into the Company's operating performance. In addition, these non-GAAP financial measures are used to prepare the Company's internal management reports and are used by management in evaluating the Company's business.
While management believes that this non-GAAP financial information is useful in evaluating the Company's results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP Net Income Attributable to Common Stockholders and U.S. GAAP Earnings per Share to Net Income Attributable to Common Stockholders, As Adjusted, and Earnings per Share, As Adjusted

(in thousands, except per share data)	Three Months Ended
	September 30, 2020	June 30, 2020		September 30, 2019
Net income attributable to common stockholders, U.S. GAAP	$31,904	$28,520		$34,017
Seed investments (1)	(1,686)	(3,885)		(1,630)
Accelerated vesting of restricted stock units	387	—		387
General and administrative (2)	310	—		—
Foreign currency exchange (gains) losses—net (3)	1,232	(117)		(1,310)
Tax adjustments (4)	469	1,636		(207)
Net income attributable to common stockholders, as adjusted	$32,616	$26,154		$31,257

Diluted weighted average shares outstanding	48,681	48,572		48,412
Diluted earnings per share, U.S. GAAP	$0.66	$0.59		$0.70
Seed investments (1)	(0.04)	(0.08)		(0.03)
Accelerated vesting of restricted stock units	0.01	—		0.01
General and administrative (2)	0.01	—		—
Foreign currency exchange (gains) losses—net (3)	0.02	—	*	(0.03)
Tax adjustments	0.01	0.03		—	*
Diluted earnings per share, as adjusted	$0.67	$0.54		$0.65
_________________________
* Amounts round to less than $0.01 per share.
(1)    Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)    Represents costs associated with the ongoing initial offering of a closed-end fund in the third quarter of 2020.
(3)    Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4)    Tax adjustments are summarized in the following table:

(in thousands)	Three Months Ended
	September 30, 2020	June 30, 2020		September 30, 2019
Discrete tax items	$62	$13		$(7)
Tax effect of non-GAAP adjustments	407	1,623		(200)
Total tax adjustments	$469	$1,636		$(207)

Reconciliation of U.S. GAAP Operating Income and U.S. GAAP Operating Margin to Operating Income, As Adjusted, and Operating Margin, As Adjusted

(in thousands, except percentages)	Three Months Ended
	September 30, 2020	June 30, 2020	September 30, 2019
Revenue, U.S. GAAP	$111,159	$94,087	$104,965
Seed investments (1)	275	(60)	(99)
Revenue, as adjusted	$111,434	$94,027	$104,866

Expenses, U.S. GAAP	$67,852	$58,792	$64,832
Seed investments (1)	102	(229)	(306)
Accelerated vesting of restricted stock units	(387)	—	(387)
General and administrative (2)	(310)	—	—
Expenses, as adjusted	$67,257	$58,563	$64,139

Operating income, U.S. GAAP	$43,307	$35,295	$40,133
Seed investments (1)	173	169	207
Accelerated vesting of restricted stock units	387	—	387
General and administrative (2)	310	—	—
Operating income, as adjusted	$44,177	$35,464	$40,727

Operating margin, U.S. GAAP	39.0%	37.5%	38.2%
Operating margin, as adjusted	39.6%	37.7%	38.8%
_________________________

(1)    Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds.
(2)    Represents costs associated with the ongoing initial offering of a closed-end fund in the third quarter of 2020.

Reconciliation of U.S. GAAP Non-operating Income (Loss) to Non-operating Income (Loss), As Adjusted

(in thousands)	Three Months Ended
	September 30, 2020	June 30, 2020	September 30, 2019
Non-operating income (loss), U.S. GAAP	$3,231	$7,953	$6,617
Seed investments (1)	(3,961)	(7,696)	(4,218)
Foreign currency exchange (gains) losses—net (2)	1,232	(117)	(1,310)
Non-operating income (loss), as adjusted	$502	$140	$1,089
_________________________

(1)    Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)    Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.